Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Hycroft Mining Holding Corporation (the “Corporation”) on Form 10-Q for the period ended September 30, 2026, as filed with the Securities and Exchange Commission (the “Report”), the undersigned officer of the Corporation does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

October 26, 2026	/s/ Stanton Rideout
Stanton Rideout
Executive Vice President and Chief Financial Officer